Exhibit 10.47

Execution Version

CONTRIBUTION AND SALE AGREEMENT

between and among

AMERICAN RAILCAR INDUSTRIES, INC.,

and

LONGTRAIN LEASING I, LLC

Dated as of December 20, 2012

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CONTRIBUTION AND SALE AGREEMENT

THIS CONTRIBUTION AND SALE AGREEMENT is made as of December 20, 2012 (this “Agreement”) by and among AMERICAN RAILCAR INDUSTRIES, INC., a North Dakota corporation (the “Seller”) and LONGTRAIN LEASING I, LLC, a Delaware limited liability company (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, the Purchaser has agreed to purchase from the Seller, and the Seller has agreed to sell to the Purchaser, certain Equipment, including without limitation, the Equipment set out in Schedule A attached hereto, the Lease Agreements related to such Equipment, in effect on the Delivery Date and other Related Assets (each as hereinafter defined) on the terms and subject to the conditions set forth herein; and

WHEREAS, the Purchaser has entered into that certain Credit Agreement dated December 20, 2012, by and among the Seller, the various institutions from time to time party to the Credit Agreement, as Lenders (the “Lenders”), Fifth Third Bank, an Ohio banking corporation, as Administrative Agent (the “Administrative Agent”) and Fifth Third Bank and Key Equipment Finance Inc. as Co-Syndication Agents (the “Co-Syndication Agents”).

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General. The specific terms defined in this Article include the plural as well as the singular. Words herein importing a gender include the other gender. References herein to “writing” include printing, typing, lithography, and other means of reproducing words in visible form. References to agreements and other contractual instruments include all subsequent amendments, restatements, supplements or other modifications thereto or changes therein entered into in accordance with their respective terms. References herein to Persons include their successors and assigns permitted hereunder or under the Credit Agreement. The terms “include” or “including” mean “include without limitation” or “including without limitation”. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein, including in the Recitals, but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. The phrase “related Lease Agreement” means each Lease Agreement to which Equipment is then subject to the extent, but only to the extent, related to such Equipment.

Section 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Asset Contribution” means a capital contribution in the form of Sold Assets.

“Asset Representation” means any or all, as the content may require, of the representations of the Seller set forth in Section 4.2 of this Agreement.

“ARL” means American Railcar Leasing, LLC, the Servicer in this transaction.

“Assignment and Assumption” means an Assignment and Assumption executed by the Seller, with countersignature block set forth thereon for execution by the Purchaser, substantially in the form of Exhibit B attached hereto.

“Bill of Sale” means a Bill of Sale executed by the Seller substantially in the form of Exhibit A attached hereto.

“Convey” means to Sell Equipment, the Lease Agreements related to such Equipment (to the extent, but only to the extent, related to such Equipment) that are in effect on such Delivery Date and Related Assets hereunder.

“Conveyance” means the Sale by the Seller to the Purchaser, of Equipment, the Lease Agreements related to such Equipment (to the extent, but only to the extent, related to such Equipment) and Related Assets.

“Credit Agreement” has the meaning established in the preamble of this Agreement.

“Delivery Date” means the Closing Date and each date thereafter on which a Conveyance occurs.

“Delivery Schedule” means a schedule, substantially in the form of the schedule attached as Exhibit C hereto, in each case duly executed and delivered by the Seller to the Purchaser on a Delivery Date, which shall identify the Equipment to be Conveyed on such Delivery Date and identify each Lease Agreement relating to any such Equipment that is in effect on such Delivery Date.

“Excluded Amounts” has the meaning set forth in Section 4.5(a).

“Indemnified Person” has the meaning set forth in Section 4.5(a).

“Managed Fleet” mean the overall pool of all Equipment owned or managed by the Seller.

“Mark” means, with respect to a Unit, the reporting and identification mark, consisting of letters registered in the name of the Seller and the Unit number, as registered with the Uniform Machine Language Equipment Register.

“Miscellaneous Items” means, with respect to all Equipment and Lease Agreements Conveyed pursuant to the terms of this Agreement, receivables, prepaid expenses, current assets, deferred origination costs, deferred tax assets, non-current assets, accounts payable and accrued liabilities, deferred tax liabilities, unearned contract revenue, accrued interest, accrued professional fees, all tort claims or any other claims of any kind or nature and any payments in respect of such claims and accrued property and casualty insurance. For the sake of clarity, the Marks relating to the Equipment Conveyed pursuant to the terms of this Agreement shall not be a Miscellaneous Items.

“Purchase Price” means, with respect to the Equipment, the related Lease Agreements and Related Assets Conveyed to the Purchaser pursuant hereto on any Delivery Date, an amount equal to the difference of (i) the product of (x) the aggregate Adjusted Appraised Value of all Equipment Conveyed as of such Delivery Date, and (y) 75%, and (ii) any direct transaction costs related to the Conveyance of such Sold Assets, including, without limitation, accountants’ fees, consulting fees, reasonable and documented legal fees and expenses, filing and recording fees, and any other customary and documented fees and out-of-pocket expenses actually incurred in connection with such Conveyance and the financing obtained by the Purchaser in connection therewith, including under the Credit Agreement and the other Loan Documents.

“Purchased Portion” means, as of any Delivery Date, a fraction equal to the quotient of (i) the Purchase Price as of such Delivery Date, and (ii) the aggregate Adjusted Appraised Value of all Equipment Conveyed on such Delivery Date.

“Purchaser” has the meaning specified in the Preamble.

“Related Assets” means, with respect to any Equipment or related Lease Agreement (to the extent, but only to the extent, related to Equipment) that is Conveyed hereunder on any Delivery Date, all of the Seller’s right, title and interest in and to the following (as applicable):

(a) with respect to each Unit of Equipment, all licenses, manufacturer’s warranties and other warranties, accessories, equipment, parts, additions, improvements, accessions, attachments, repairs and appurtenances appertaining or attached to such Equipment, together with all the records, rents, mileage credits earned, issues, income, profits, avails and other proceeds (including insurance proceeds) therefrom and, without duplication, any Miscellaneous Items relating to such Unit;

(b) with respect to each Lease Agreement, now or hereafter entered into relating to the Equipment (but to and only to the extent relating to the Equipment) including any extensions of the term of every such Lease Agreements, all of Seller’s rights under any such Lease Agreements to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, waiver or approval, together with full power and authority with respect to any such Lease Agreements to demand, receive, enforce, collect or give receipt for any of the foregoing rights or any property which is the subject of any of such Lease Agreement, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (but only insofar as such rights relate to the Equipment which is subject to such Lease Agreement), all records related to such Lease Agreements, all Collections due and to become due under any such Lease Agreements and, without duplication, any Miscellaneous Items relating to such Lease Agreements.

“Sale” means, with respect to any Person, the sale, transfer, assignment or other conveyance, of the assets or property in question by such Person, and “Sell” means that such Person sells, transfers, assigns or otherwise conveys the assets or property in question.

“Sold Assets” means, collectively, the Equipment, the Lease Agreements related to such Equipment and Related Assets Conveyed pursuant to this Agreement.

ARTICLE II

CONVEYANCE OF THE EQUIPMENT, LEASE AGREEMENTS AND RELATED ASSETS

Section 2.1. Conveyance of the Equipment, Lease Agreements and Related Assets on the Closing Date. (a) Subject to the terms and conditions of this Agreement, the Seller hereby agrees to Sell to the Purchaser on the Closing Date, without recourse (except to the extent specifically provided in Section 4.3 and Section 4.5 hereof or in the applicable Bill of Sale and Assignment and Assumption), all right, title and interest of the Seller in and to (A) the Equipment, and each Lease Agreement to which such Equipment is subject on the Closing Date (to the extent but only to the extent that such Lease Agreement relates to such Equipment) as identified on a Delivery Schedule delivered by the Seller in accordance with this Agreement and (B) all Related Assets with respect thereto. On the Closing Date, the Purchaser shall (i) deliver immediately available funds to the Seller in an amount equal to the Purchase Price as of the Closing Date to purchase from the Seller the Purchased Portion of the Sold Assets Conveyed on the Closing Date and (ii) accept an irrevocable Asset Contribution from the Seller, in an amount equal to the excess of the aggregate Adjusted Appraised Value of all Equipment Conveyed over the Purchase Price, in each case, as of the Closing Date.

Section 2.2. Conveyance of Equipment, Lease Agreements and Related Assets after the Closing Date. (a) Subject to the terms and conditions of this Agreement, the Seller may from time to time subsequent to the Closing Date, Sell to the Purchaser, without recourse (except to the extent specifically provided in Section 4.3 and Section 4.5 hereof or in the applicable Bill of Sale and Assignment and Assumption), all right, title and interest of the Seller in and to (A) the Equipment and each Lease Agreement to which such Equipment is subject on the related Delivery Date (to the extent but only to the extent that such Lease Agreement relates to such Equipment) as identified on a Delivery Schedule delivered by the Seller in accordance with this Agreement and (B) all Related Assets with respect thereto. On any Delivery Date when such Sold Assets are Conveyed by the Seller to the Purchaser, the Purchaser shall (i) deliver immediately available funds to the Seller in an amount equal to the Purchase Price as of such Delivery Date to purchase from the Seller the Purchased Portion of the Sold Assets Conveyed on such Delivery Date and (ii) accept an irrevocable Asset Contribution from the Seller, in an amount equal to the excess of the aggregate Adjusted Appraised Value of all Equipment Conveyed over the Purchase Price, in each case, as of such Delivery Date. Such Purchase Price shall be paid, on each such Delivery Date, from amounts on deposit in the Cash Collateral Account in accordance with the terms of the Credit Agreement.

Section 2.3 General Provisions Regarding All Transfers of Equipment and Lease Agreements. (a) Subject to the terms and conditions of this Agreement, the Purchaser hereby agrees to purchase, acquire, accept and assume (including by an assumption of the obligations of the “lessor” under such Lease Agreements) on each Delivery Date, all right, title and interest of the Seller in and to such Equipment, the Lease Agreements related to such Equipment (to the extent, but only to the extent, related to such Equipment) and Related Assets. The Seller hereby acknowledges that each Conveyance by the Seller to the Purchaser hereunder is absolute and irrevocable, without reservation or retention of any interest whatsoever by the Seller.

(b) The Conveyances of Equipment, the Lease Agreements related to such Equipment (to the extent, but only to the extent, related to such Equipment) and Related Assets by the Seller to the Purchaser pursuant to this Agreement are, and are intended to be, absolute and unconditional assignments and conveyances of ownership (free and clear of any Liens other than Permitted Liens) of all of the Seller’s right, title and interest in, to and under such Equipment, each Lease Agreement related to such Equipment (to the extent, but only to the extent, related to such Equipment) and Related Assets for all purposes and, except to the extent specifically provided herein or in the applicable Bill of Sale and Assignment and Assumption, without recourse. The Seller shall on each Delivery Date deliver to the Purchaser a Delivery Schedule identifying the Equipment and the related Lease Agreements to be Conveyed by the Seller to the Purchaser on such Delivery Date.

(c) Except as specifically provided in Section 4.3 and Section 4.5 of this Agreement, all transfers of Sold Assets pursuant to this Agreement shall be without recourse to the Seller; it being understood that the Seller shall be liable to the Purchaser and to each Indemnified Person for all representations, warranties, covenants and indemnities made by the Seller pursuant to the terms of this Agreement or any instrument or certificate delivered pursuant to the terms thereof, all of which obligations are limited solely and exclusively so as not to constitute credit recourse to the Seller for losses arising from the financial inability of any Lessee to make its rental and other payments owed under the related Lease Agreements and/or the failure of the Purchaser or the Administrative Agent to realize any particular amount upon a sale or other disposition of Equipment, including in any foreclosure or similar liquidation.

(d) The Seller and the Purchaser intend that all transfers of Sold Assets to be a “true sale” by the Seller to the Purchaser that is absolute and irrevocable and that provides the Purchaser with the full benefits of ownership of the Sold Assets, and neither the Seller nor the Purchaser intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Purchaser to the Seller. It is, further, not the intention of the Purchaser or the Seller that the Conveyance of the Sold Assets by the Seller be deemed a grant of a security interest in the Sold Assets by the Seller to the Purchaser to secure a debt or other obligation of the Seller, except to the limited extent contemplated in Article 9 of the UCC in respect of sales of certain financial assets. However, in the event that, notwithstanding the intent of the parties, any Sold Assets are considered to be property of the Seller’s estate, then (i) this Agreement also shall be deemed to be, and hereby is, a security agreement within the meaning of Articles 8 and 9 of the UCC, and (ii) the Conveyance by the Seller provided for in this Agreement shall be deemed to be a grant by the Seller to the Purchaser of, and the Seller hereby grants to the Purchaser, a security interest in and to all of the Seller’s right, title and interest in, to and under the Sold Assets including, without limitation, all Inventory, Equipment, Chattel Paper, General Intangibles, Accounts, Goods, Documents, Supporting Obligations, Instruments, Commercial Tort Claims, Deposit Accounts, Investment Property (all as defined in the UCC) and proceeds of the foregoing constituting part of the Sold Assets, whether now or hereafter existing or created, to secure (i) the rights of the Purchaser and its assigns to receive all Collections on the Sold Assets Conveyed or purported to be Conveyed hereunder, (ii) the rights of the Purchaser hereunder, (iii) a loan by the Purchaser to the Seller in an amount equal to the aggregate Adjusted Appraised Value of all Equipment as of the Closing Date and each Delivery Date thereafter, and (iv) without limiting the foregoing, the payment and performance of the Seller’s obligations (whether monetary or otherwise) hereunder. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Sold Assets, such security interest would be deemed to be a perfected security interest of first priority (subject only to Permitted Liens) in favor of the Purchaser and its assigns (including, without limitation, the Administrative Agent) under applicable law and will be maintained as such throughout the term of this Agreement.

(e) Consistent with the Purchaser’s ownership of the Sold Assets, as between the Seller and the Purchaser, the Purchaser shall have the sole right to service, administer and collect the Sold Assets and to assign and/or delegate such right to others.

(f) The Purchaser shall have no obligation to account for, or to return any Collections on or with respect to a Sold Asset, or any interest or other finance charge collected pursuant thereto, to the Seller, irrespective of whether such collections and charges are in excess of the Adjusted Appraised Value of the Equipment. The Purchaser shall have the sole right to retain any gains or profits created by buying, selling or holding the Sold Assets and shall have the sole risk of and responsibility for losses or damages created by such buying, selling or holding.

(g) The Purchaser shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with the Sold Assets and all of the Purchaser’s right, title and interest in, to and under this Agreement, in accordance with the terms of the Loan Documents.

(h) On and after each Delivery Date and upon payment of the Purchase Price and acceptance of the Asset Contribution on such Delivery Date, the Purchaser shall own the Equipment, the Lease Agreements related to such Equipment (to the extent, but only to the extent, related to such Equipment) and Related Assets Conveyed (or purported to be Conveyed) to the Purchaser on such date, and the Seller shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such assets.

(i) The Bill of Sale shall be delivered in the State of Missouri and the Conveyances of Equipment pursuant to this Agreement shall be deemed to occur within the State of Missouri.

Section 2.4. Grant of License for Marks. In connection with the Equipment Conveyed by Seller to Purchaser pursuant to the terms of this Agreement, the Seller hereby grants to Purchaser a non-exclusive license to utilize the Marks with respect to such Equipment. No licensing fee shall be payable by the Purchaser to the Seller with respect to such license, which license shall remain in effect until the Obligations have been paid in full and shall be non-terminable for any reason prior to such time.

ARTICLE III

CONDITIONS OF CONVEYANCE

Section 3.1. Conditions Precedent to Conveyance. Each Conveyance made pursuant to Article II or Article IV of this Agreement is subject to the condition precedent that the Purchaser shall have received, and the Administrative Agent shall have received copies of, all of the following on or before the applicable Delivery Date, in form and substance satisfactory to the Purchaser and the Administrative Agent (it being understood and agreed that the Purchaser and its assigns, including, without limitation, the Administrative Agent, may waive any and all conditions in its sole discretion; and that upon acceptance of any portion of the Purchase Price or the Asset Contribution described in Section 2.1 or 2.2 to be made in connection with such Conveyance, such conditions shall be deemed satisfied with respect to such Conveyance):

(i) a Delivery Schedule executed by the Seller and setting forth the Equipment and Lease Agreements to be Conveyed on the applicable Delivery Date pursuant to this Agreement;

(ii) a related Bill of Sale;

(iii) a related Assignment and Assumption;

(iv) an Appraisal Report prepared by an Eligible Appraiser with respect to the Equipment to be Conveyed, with such Appraisal Report dated (a) with respect to Equipment to be Conveyed on the Closing Date, no earlier than December 1, 2012, (b) with respect to Equipment to be Conveyed on a Delayed Draw Borrowing Date (if any), no earlier than ninety (90) days prior to the Delayed Draw Borrowing Date; provided that no additional Appraisal Report is required with respect to any Equipment being Conveyed on such Delayed Draw Borrowing Date if such Equipment is included in the Appraisal Report delivered on the Closing Date, and (c) and in the case of any other Conveyance, no earlier than ninety (90) days prior to the related Delivery Date, or as otherwise agreed by the Administrative Agent, the Purchaser and the Seller;

(v) copies of proper UCC financing statements, accurately describing the Conveyed Equipment, Lease Agreements and Related Assets and naming the Seller as the “Debtor” and the Purchaser as “Secured Party”, as well as applicable filings with the STB and with the RGC, or other similar instruments or documents, all in such manner and in such places as may be required by law or as may be necessary or, in the opinion of the Purchaser or the Administrative Agent, desirable to perfect the Purchaser’s interest in all Conveyed Equipment, related Lease Agreements and Related Assets (provided that no such filings shall be required to be made in Mexico); and

(vi) copies of proper UCC financing statement terminations or partial terminations, and STB and RGC releases or terminations of filings, in each case accurately describing the Conveyed Equipment, Lease Agreements and Related Assets, or other similar instruments or documents, in form and substance sufficient for filing under applicable law of any and all jurisdictions as may be necessary to effect or evidence a release or termination of any pre-existing Lien evidenced by an existing filing of record in the applicable UCC, STB or RGC filing office against the Conveyed Equipment, related Lease Agreements and Related Assets.

Section 3.2. Additional Conditions Precedent to All Conveyances. The Conveyances to take place on any Delivery Date hereunder shall be subject to the further conditions precedent that (it being understood and agreed that the Purchaser and its assigns, including, without limitation, the Administrative Agent, may waive any and all conditions in its sole discretion; and that upon acceptance of any portion of the Purchase Price or the Asset Contribution described in Section 2.1 or 2.2 to be made in connection with such Conveyance, such conditions shall be deemed satisfied with respect to such Conveyance):

(a) The following statements shall be true:

(i) the representations and warranties of the Seller contained in Article IV shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) on and as of such Delivery Date (except to the extent the same expressly relate to an earlier date, in which case they shall be true and correct (or, in the case of any representation or warranty not qualified as to materiality, true and correct in all material respects) as of such earlier date), both before and after giving effect to the Conveyance to take place on such Delivery Date and to the application of proceeds therefrom, as though made on and as of such date; and

(ii) the Seller shall be in material compliance with all of its material covenants and other agreements set forth in this Agreement and the other Loan Documents to which it is a party.

(b) The Purchaser shall have received a Delivery Schedule, dated the applicable Delivery Date, executed by the Seller, listing the Equipment and Lease Agreements being Conveyed on such date.

(c) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser, as the Purchaser or the Administrative Agent may reasonably request.

(d) The Seller shall have taken all steps necessary under all applicable law in order to Convey to the Purchaser the Equipment described on the applicable Delivery Schedules, all Lease Agreements related to such Equipment and all Related Assets related to such Equipment and/or Lease Agreements, and upon the Conveyance of such Equipment, related Lease Agreements and Related Assets from the Seller to the Purchaser pursuant to the terms hereof, the Purchaser will have acquired on such date good and marketable title to and a valid and perfected ownership interest in the Conveyed Equipment, related Lease Agreements and Related Assets, free and clear of any Lien (other than Permitted Liens).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of the Seller—General. The Seller makes the following representations and warranties for the benefit of the Purchaser and the Administrative Agent, on which the Purchaser relies in acquiring the Equipment, the related Lease Agreements and Related Assets Conveyed by the Seller hereunder. Such representations are made as of each Delivery Date, but shall survive until the Obligations shall have been paid in full.

(a) Organization and Good Standing. The Seller is a corporation, with organization identification number 25,442,200, duly organized, validly existing and in compliance under the laws of the State of North Dakota, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, had at all relevant times, and now has, power, authority, and legal right to acquire and own the Sold Assets and to perform its obligations hereunder and under any Loan Document to which it is a party, and the Seller has had the same legal name for the past six years and the Seller does not do business under any other name, except that the Seller reincorporated in Delaware on January 20, 2006 by way of merger and reincorporated in North Dakota on June 30, 2009 by way of merger;

(b) Due Qualification. The Seller is qualified to transact business in each jurisdiction and has obtained all necessary licenses and approvals as required under Legal Requirements, in each case, where the failure to be so qualified, licensed or approved, could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and each other Loan Document to which it is a party and to carry out their terms; the Seller has duly authorized the Conveyance to the Purchaser of the Sold Assets by all necessary action; the execution, delivery, and performance of this Agreement and any other Loan Document to which it is a party has been duly authorized by the Seller by all necessary action and this Agreement and any other Loan Document to which it is a party have been duly executed and delivered by the Seller;

(d) Valid Assignment; Enforceable Obligations. This Agreement constitutes a valid and absolute Conveyance of all right, title, and interest of the Seller in, to and under the Sold Assets; this Agreement and each other Loan Document to which it is a party, when duly executed and delivered by the other parties thereto, will constitute a legal, valid, and binding obligation of the Seller enforceable against the Seller in accordance with its terms subject, as to enforceability, to Debtor Relief Laws and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

(e) No Violation of Agreements. The consummation of the transactions contemplated by and the fulfillment of the terms of this Agreement and the Loan Documents to which it is a party will not conflict with any of the terms and provisions of, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Organization Documents of the Seller, or any material term of any material indenture, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument, other than this Agreement, the Credit Agreement and the Security Agreement, or violate any law or any order, rule, or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency, or other Governmental Authority having jurisdiction over the Seller or any of its properties;

(f) No Proceedings or Injunctions. There are (i) no litigations, proceedings or investigations pending, or, to the knowledge of the Seller, threatened, before any court, regulatory body, administrative agency, or other tribunal or Governmental Authority (A) asserting the invalidity of this Agreement or any other Loan Document to which it is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Loan Document to which it is a party, or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any other Loan Document to which it is a party and (ii) no injunctions, writs, restraining orders or other orders in effect against the Seller that could reasonably be expected to have a Material Adverse Effect;

(g) Compliance with Law. The Seller:

(i) is not in violation of (A) any laws, ordinances, governmental rules or regulations, or (B) court orders to which it is subject or by which it is bound;

(ii) has obtained any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business including, without limitation, with respect to transactions contemplated by this Agreement and the other Loan Documents to which it is a party; and

(iii) is not in violation in any respect of any term of any agreement, or other instrument to which it is a party or by which it may be bound,

which violation or failure (as referenced in clause (i), (ii) or (iii) above) to obtain could reasonably be expected to, individually or in the aggregate, to have a Material Adverse Effect;

(h) Insolvency; Fraudulent Conveyance. The Seller is paying its debts as they become due and is not “insolvent” within the meaning of any Debtor Relief Law in that:

(i) both immediately before and after giving effect to the assignment, transfer and contribution of the Sold Assets, the present value of the Seller’s assets will be in excess of the amount that will be required to pay the Seller’s probable liabilities as they then exist and as they become absolute and matured; and

(ii) both immediately before and after giving effect to the assignment, transfer and contribution of the Sold Assets, the sum of the Seller’s assets will be greater than the sum of the Seller’s debts, valuing the Seller’s assets at a fair market value.

Each transfer of Sold Assets has been made for “reasonably equivalent value” as such term is used in Section 548 of the United States Bankruptcy Code) and not on account of “antecedent debt” (as such term is used in Section 547 of the United States Bankruptcy Code);

(i) Chief Executive Office; Registered Office. The principal place of business and chief executive office of the Seller is located at 100 Clark Street, St. Charles, Missouri 63301;

(j) Accounting and Tax Treatment. The Seller will treat the transfer of the Sold Assets to the Purchaser pursuant to this Agreement as a sale and/or capital contribution of such Sold Assets for financial reporting, accounting and all income tax purposes, it being understood that such transfers may not be recognized in the Seller’s consolidated financial statement under GAAP and may not be recognized for federal or state income tax purposes due to the Purchaser’s status as a single member limited liability company, and the Seller has been advised by its independent accountants that such independent accountants agree with such treatment;

(k) Approvals. All approvals, authorizations, consents, orders or other actions of any Person required to be obtained by the Seller in connection with the execution and delivery of this Agreement or any other Loan Document to which it is a party have been or will be taken or obtained on or prior to the Closing Date;

(l) Governmental Consent. No consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority is or will be necessary or required on the part of the Seller in connection with the execution and delivery of this Agreement or the transfer and Conveyance of the Sold Assets hereunder;

(m) Ordinary Course. The transactions contemplated by this Agreement and the other Loan Documents are being consummated by the Seller in furtherance of the Seller’s ordinary business purposes and constitute a practical and reasonable course of action by the Seller designed to improve the financial position of the Seller, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors; and

(n) Defaults under Indebtedness. The Seller is not in default with respect to (i) any Indebtedness or (ii) any other contractual obligation that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

Section 4.2. Representations and Warranties—Assets. The following representations and warranties are made with respect to each Delivery Date on which the Seller is to Convey assets to the Purchaser, with respect to each representation and warranty expressed as a representation and warranty of the Seller, and are made for the benefit of the Purchaser and the Administrative Agent as of the date of any Delivery Schedule delivered by the Seller to the Purchaser and solely with respect to the Equipment and Lease Agreements that are referred to in such Delivery Schedule and the Related Assets in respect of such Equipment and Lease Agreements.

(a) Except as permitted under the Credit Agreement, each Unit of Equipment is an Eligible Unit and each related Lease Agreement is an Eligible Lease Agreement;

(b) The Seller has, and the Bill of Sale to be delivered on the Delivery Date shall Convey to the Purchaser, all legal and beneficial title to the Equipment (and Related Assets in respect of such Equipment) that are being Conveyed thereunder, free and clear of all Liens (other than Permitted Liens), and such Conveyance constitutes a valid and absolute transfer of all right, title and interest of the Seller in, to and under the Equipment (and Related Assets in respect of such Equipment) being Conveyed;

(c) the Seller has, and the Assignment and Assumption to be delivered on the Delivery Date shall assign to the Purchaser, all legal and beneficial title to the Lease Agreements to the extent, but only to the extent, related to the Equipment (and Related Assets in respect of such Lease Agreements) that are being Conveyed, free and clear of all Liens (other than Permitted Liens), and such assignment constitutes a valid and absolute transfer of all right, title and interest of the Seller in, to and under such Lease Agreements to the extent, but only to the extent, related to the Equipment (and Related Assets in respect of such Lease Agreements) being Conveyed;

(d) All Lease Agreements relating to the Equipment contain rental and other terms that are no different, taken as a whole, from those for similar Equipment in the rest of the Managed Fleet;

(e) All sales, use or transfer taxes, if any, due and payable upon the Conveyance of the Equipment, related Lease Agreements and Related Assets being Conveyed on the applicable Delivery Date will have been paid or such transactions will then be exempt from any such taxes and the Seller will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

(f) The Equipment being Conveyed are substantially similar, in terms of objectively identifiable characteristics that are relevant for purposes of the services to be performed by the Servicer under the Railcar Management Agreement, to the equipment in the Managed Fleet;

(g) The Seller is not in material default of its obligations as “lessor” (or other comparable capacity) under any Lease, and, to the best of the Seller’s knowledge, there are (i) no defaults existing as of the date of Conveyance by any Lessee under any Eligible Lease Agreement, except such defaults that are not payment defaults (except to a de minimis extent (but giving effect to any applicable grace periods)) and are not material defaults under the applicable Eligible Lease Agreement, and (ii) no claims or liabilities arising as a result of the operation or use of any Equipment prior to the date hereof, as to which the Purchaser would be or become liable, except for ongoing maintenance and other obligations of the “lessor” provided for under full-service Eligible Lease Agreements, which obligations are required to be performed by the Servicer pursuant to the Railcar Management Agreement;

(h) All written information provided by the Seller or any Affiliate of the Seller to the Eligible Appraiser with respect to the Equipment and Lease Agreements being Conveyed is true and correct in all material respects.

(i) All information provided in the applicable Delivery Schedule, including each schedule thereto, is true and correct on and as of the related Delivery Date, including without limitation, all information provided therein with respect to the Equipment purported to be covered thereby and all information provided therein with respect to each Lease Agreement relating to any such Equipment. All other information concerning the Equipment, related Lease Agreements and Related Assets covered by the applicable Delivery Schedule that was provided to the Issuer or the Administrative Agent prior to the related Delivery Date was true and correct in all material respects as of the date it was so provided;

(j) All necessary action will have been taken by the Seller and the Purchaser to validly transfer and Convey to the Purchaser all right, title and interest of the Seller in and to the Equipment, the related Lease Agreements and the Related Assets to be Conveyed to the Purchaser hereunder, arising on or after the related Delivery Date;

(k) The Seller has not assigned, sold, otherwise Conveyed or released any of the Sold Assets, except for any pledge or security interest that is released concurrently with the transfer to the Purchaser. The Seller has not authorized the filing of, and is not aware of, any financing statements against the Seller that include a description of collateral covering the Sold Assets other than any financing statement or document of similar import (i) relating to the security interest granted to the Purchaser in this Agreement or the security interest granted to the Administrative Agent in the Credit Agreement or any Loan Documents or (ii) that has been terminated or released on or prior to the related Transfer Date. The Seller is not aware of any judgment or tax lien filings against the Seller;

(l) The rights with respect to each Lease Agreement Conveyed and all scheduled payments thereunder pursuant to this Agreement are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the related Delivery Date; and

(m) In connection with each Conveyance, Purchaser shall not be required to procure any consents, licenses or other approvals of any Governmental Authority in order to own, manage, maintain, finance and lease the Equipment being Conveyed in the manner contemplated by the Loan Documents, other than those that will have been obtained, effected or made prior to or concurrently with such Conveyance.

Section 4.3. Breach of Representations and Warranties Regarding Sold Assets. (a) Upon discovery by the Seller or the Purchaser (or any of their respective successors or assigns, including, without limitation, the Administrative Agent) of a breach of any of the Asset Representations, the party (including any such successor or assign) discovering such breach shall give prompt written notice to the other party. Unless the breach shall have been cured or waived in writing by the Purchaser and the Administrative Agent (acting at the direction of the Required Lenders), within fifteen (15) days after the earlier of (x) actual knowledge of such breach by an officer of the Seller or (y) receipt by the Seller of written notice of such breach, the Seller shall on or prior to such fifteenth (15th) day either:

(i) repurchase the non-conforming Equipment and the related Lease Agreement in accordance with the provisions set forth in Section 6.13(c) of the Credit Agreement no later than such fifteenth (15) day; or

(ii) replace such Unit with a Replacement Unit as set forth in Section 6.13(e) of the Credit Agreement no later than such fifteenth (15) day.

(b) With respect to all Equipment purchased or replaced by the Seller pursuant to this Section 4.3, the Purchaser hereby assigns to the Seller, without recourse, representation or warranty (except as to the absence of liens, claims, or encumbrances resulting from actions taken, or failed to be taken, by the Purchaser), all of the Purchaser’s right, title and interest in and to such Equipment and other related Sold Assets relating to such Equipment effective immediately after such repurchase or replacement in full.

(c) The Purchaser agrees that the obligation of the Seller to repurchase or, if available, substitute any Equipment pursuant to this Section 4.3 shall constitute the sole remedies available against the Seller by the Purchaser and its successors and assigns for breach of an Asset Representation; provided, however, that nothing contained herein shall derogate from the Seller’s indemnification obligations set forth in Section 4.5 hereof.

Section 4.4. Representations and Warranties of the Purchaser. The Purchaser makes the following representations and warranties for the benefit of the Seller, on which the Seller relies in Conveying Equipment, related Lease Agreements and Related Assets to the Purchaser hereunder. Such representations are made as of each applicable Delivery Date.

(a) Organization and Good Standing. The Purchaser has been duly organized and is validly existing and in good standing as a limited liability company under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Equipment, related Lease Agreements, and Related Assets Conveyed hereunder.

(b) Due Qualification. The Purchaser is duly qualified (except where the failure to be so qualified would not have a material adverse effect on its ability to carry on its business as now conducted or as contemplated to be conducted) to do business as a foreign limited liability company in good standing, and has obtained all necessary licenses (except to the extent that such failure to obtain such licenses is inconsequential) and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals.

(c) Power and Authority. The Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Equipment, related Lease Agreements, and Related Assets Conveyed hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by the Purchaser by all necessary action.

(d) No Consent Required. The Purchaser is not required to obtain the consent of any other Person, or any consent, license (except to the extent that such failure to obtain such licenses is inconsequential), approval or authorization or registration or declaration with, any Governmental Authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the other Loan Documents to which it is a party, except for such as have been obtained, effected or made.

(e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to Debtor Relief Laws and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

(f) No Violation. The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the other Loan Documents to which it is a party and the fulfillment of the terms of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the organizational documents of the Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than liens created hereunder or under the Credit Agreement or the Security Agreement), or violate any law or any order, rule or regulation, applicable to the Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

(g) No Proceedings. There are no proceedings or investigations pending, or, to the Purchaser’s knowledge, threatened against the Purchaser before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the other Loan Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Loan Documents, (iii) seeking any determination or ruling that could have an adverse effect on the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents, (iv) that may have an adverse effect on the federal or state income tax attributes of, or seek to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Equipment, related Lease Agreements, and Related Assets Conveyed hereunder or (v) that could have an adverse effect on the Equipment, related Lease Agreements, and Related Assets Conveyed to the Purchaser hereunder.

(h) Consideration. The Purchaser has given fair consideration and reasonably equivalent value in exchange for the Conveyance of the Equipment, related Lease Agreements and Related Assets being Conveyed hereunder.

In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that the Seller will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since all Obligations under all other Loan Documents have been paid in full. The Seller and the Purchaser agree that damages will not be an adequate remedy for a breach of this covenant and that this covenant may be specifically enforced by the Purchaser or any third party beneficiary described in Section 6.8.

Section 4.5 Indemnification. (a) The Seller shall defend, indemnify and hold harmless the Purchaser, the Administrative Agent, each of their respective Affiliates and each of the respective directors, officers, employees, successors and permitted assigns, agents and servants of the foregoing (each, an “Indemnified Person”) from and against any and all costs, expenses, losses, obligations, penalties, liabilities, damages, actions, or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), that may be imposed upon, incurred by, suffered by or asserted against any Indemnified Person arising out of or resulting from any breach of the Seller’s representations and warranties and covenants contained herein, except (i) those resulting solely from any gross negligence, bad faith or willful misconduct of the particular Indemnified Person claiming indemnification hereunder, (ii) those in respect of taxes that are otherwise addressed by the provisions of (and subject to the limitations of) subsection (c) of this Section 4.5 below, or (iii) to the extent that providing such indemnity would constitute recourse for losses due to the uncollectibility of sale proceeds (or any particular amount of sale proceeds) in respect of the Equipment due to a diminution in market value of such Equipment, or of a Lease Agreement or other third party payments due to the insolvency, bankruptcy or financial inability of the related Lessee or other third party (the matters contemplated by clauses (i), (ii) and (iii) may be referred to collectively as the “Excluded Amounts”).

(b) The Seller will defend and indemnify and hold harmless each Indemnified Person against any and all costs, expenses, losses, obligations, penalties, liabilities, damages, actions, or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), that may be imposed upon, incurred by, suffered by or asserted against such Indemnified Person, other than Excluded Amounts, arising out of or resulting from any action taken by the Seller, other than in accordance with this Agreement or the Credit Agreement or other applicable Loan Document, in respect of any portion of the Equipment, related Lease Agreements and Related Assets that are Conveyed hereunder.

(c) The Seller agrees to pay, and shall defend, indemnify and hold harmless each Indemnified Person from and against, any taxes (other than taxes based upon the income of an Indemnified Person and taxes that would constitute Excluded Amounts) that may at any time be asserted against any Indemnified Person with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Seller or the Seller under this Agreement and imposed against such Person. Without limiting the foregoing, in the event that the Purchaser, the Seller or the Administrative Agent receives actual notice of any transfer taxes arising out of the Conveyance of any Equipment, related Lease Agreements, or Related Assets from the Seller to the Purchaser under this Agreement, on written demand by such party, or upon the Seller otherwise being given notice thereof, the Seller shall pay, and otherwise indemnify and hold harmless the applicable Indemnified Person and the Administrative Agent harmless, on an after-tax basis, from and against any and all such transfer taxes (it being understood that none of the Purchaser, the Manager, the Administrative Agent or any other Indemnified Person shall have any contractual obligation to pay such transfer taxes).

(d) The Seller shall defend, indemnify, and hold harmless each Indemnified Person from and against any and all costs, expenses, losses, obligations, penalties, liabilities, damages, actions, or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), to the extent that any of the foregoing may be imposed upon, incurred by, suffered by or asserted against such Indemnified Person (other than Excluded Amounts) due to the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller’s or the Seller’s obligations and duties under this Agreement.

(e) The Seller shall indemnify, defend and hold harmless each Indemnified Person from and against any costs, expenses, losses, obligations, penalties, liabilities, damages, actions, or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort), that may be imposed upon, incurred by, suffered by or asserted against such Indemnified Person, other than Excluded Amounts, as a result of the failure of any Equipment, related Lease Agreements, and Related Assets Conveyed hereunder to comply with all requirements of applicable law as of the applicable Delivery Date.

Indemnification under this Section 4.5 shall include reasonable fees and expenses of counsel and expenses of litigation. The indemnity obligations hereunder shall be in addition to any obligation that the Seller or the Seller may otherwise have under applicable law or any other Loan Document.

ARTICLE V

COVENANTS OF SELLER

Section 5.1. Protection of Title of the Purchaser. (a) On or prior to the date hereof, the Seller on behalf of the Purchaser shall have filed or caused to be filed UCC financing statements, STB and RGC filings (each in form proper for filing in the applicable jurisdiction) naming the Purchaser as purchaser or secured party, naming the Administrative Agent as assignee and describing the Equipment, related Lease Agreements and Related Assets Conveyed by it to the Purchaser as collateral, with the office of the Secretary of State of the State of North Dakota and the STB and RGC filing offices. Without limiting the foregoing, the Seller hereby authorizes the Purchaser and/or any assignee thereof (including, without limitation, the Administrative Agent and its counsel) to prepare and file any such UCC-1 financing statements. From time to time thereafter, the Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation statements, all in such manner and in such places as may be required by law (or deemed desirable by the Purchaser or any assignee thereof) to fully perfect, preserve, maintain and protect the interest of the Purchaser under this Agreement, and the security interest of the Administrative Agent under the Credit Agreement and the Security Agreement, in the Equipment, related Lease Agreements and Related Assets that are Conveyed hereunder and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser and the Administrative Agent file-stamped copies of, or filing receipts for, any document filed as provided above, following such filing in accordance herewith. In the event that the Seller fails to perform its obligations under this subsection, the Purchaser or the Administrative Agent (and its counsel) may perform such obligations, at the expense of the Seller, and the Seller hereby authorizes the Purchaser or the Administrative Agent (and its counsel) and grants to the Purchaser and the Administrative Agent (and its counsel) an irrevocable power of attorney to take any and all steps in order to perform such obligations in the Seller’s or in its own name, as applicable, and on behalf of the Seller, as are necessary or desirable, in the determination of the Purchaser or Administrative Agent or any assignee thereof, with respect to performing such obligations.

(b) On or prior to the applicable Delivery Date hereunder, the Seller shall take all steps necessary under all applicable law in order to transfer and assign to the Purchaser the Equipment, the related Lease Agreements and Related Assets being Conveyed on such date to the Purchaser so that, upon the Conveyance of such Equipment, related Lease Agreement or Related Assets from the Seller to the Purchaser pursuant to the terms hereof on the applicable Delivery Date, the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in such Equipment, related Lease Agreements and Related Assets, free and clear of any Lien (other than Permitted Liens). On or prior to the applicable Delivery Date hereunder, the Seller shall cooperate with the Purchaser in order to take all steps required under applicable law in order for the Purchaser to grant to the Administrative Agent a first priority (subject only to Permitted Liens) perfected security interest in the Equipment, related Lease Agreements and Related Assets being Conveyed to the Purchaser on such Delivery Date and, from time to time thereafter, the Seller shall cooperate with the Purchaser in order to take all such actions as may be required by applicable law (or deemed desirable by the Purchaser) to fully preserve, maintain and protect the Purchaser’s ownership interest in, and the Administrative Agent’s first priority (subject only to Permitted Liens) perfected security interest in the Equipment, related Lease Agreements and Related Assets which have been Conveyed to the Purchaser hereunder. Notwithstanding anything to the contrary in this Agreement, the Seller shall not be required pursuant to this Agreement to make any filings, registrations or recordations in Mexico.

(c) The Seller shall not change its name, identity, jurisdiction of organization, corporate structure or type of organization in any manner that would or could make any financing statement or continuation statement filed by Purchaser in accordance with this Agreement seriously misleading within the meaning of Section 9-506 of the UCC (or any similar provision of the UCC), unless the Seller shall have given the Administrative Agent at least fifteen (15) days’ prior written notice thereof, and shall promptly file and hereby authorizes the Purchaser or the Administrative Agent to file appropriate new financing statements or amendments to all previously filed financing statements and continuation statements.

(d) The Seller shall give the Administrative Agent at least fifteen (15) days’ prior written notice of any relocation of its jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain (i) its jurisdiction of organization and its principal executive office within the United States of America and (ii) each office from which it manages or purchases Equipment and Lease Agreements related to the Purchaser within the United States of America or Canada.

Section 5.2. Other Liens or Interests. Except for the Conveyances hereunder, the Seller will not sell, pledge, assign, transfer or otherwise convey to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Equipment, Lease Agreements and Related Assets Conveyed hereunder or any interest therein (other than Permitted Liens), and the Seller shall defend the right, title, and interest of the Purchaser and the Administrative Agent in and to such Equipment, Lease Agreements and Related Assets against all Liens or claims of Liens of third parties claiming through or under the Seller (other than Permitted Liens). To the extent that any Equipment, Lease Agreement or Related Asset shall at any time secure any debt of the related Lessee to the Seller or any of its affiliates (other than Permitted Liens), the Seller agrees that any security interest in its favor arising from such a provision shall be subordinate to the interest of the Purchaser (and its further assignees) in such Equipment, Lease Agreement or Related Asset.

Section 5.3. No Bankruptcy Petition. The Seller will not, prior to the date that is one year and one day after the payment in full of all Obligations and other amounts owing pursuant to the Credit Agreement and the Loan Documents, institute against the Purchaser or join any other Person in instituting against the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar involuntary proceedings under any Debtor Relief Law. This Section 5.3 shall survive the termination of this Agreement.

Section 5.4. Separate Corporate Existence of the Purchaser. The Seller hereby acknowledges that the Purchaser is entering into the transactions contemplated by the Loan Documents in reliance upon the Purchaser’s identity as a legal entity separate from the Seller. The Seller will take all reasonable steps to continue its identity as a separate legal entity and to make it apparent to third Persons that it is an entity with assets and liabilities distinct from those of the Purchaser and that the Purchaser is not a division of the Seller or any other Person, and in this regard agrees not to take or cause the Purchaser to take any actions that are inconsistent with the Purchaser’s covenants in regard to entity separateness set forth in Section 6.19 of the Credit Agreement.

Section 5.5. Marking of Records. The Seller shall mark its master accounting and data processing records to evidence the Conveyance of the Equipment and the other Sold Assets and such records shall be maintained at Seller’s place of business.

ARTICLE VI

MISCELLANEOUS

Section 6.1. Amendment. This Agreement may be amended by the Seller and the Purchaser only with the prior written consent of the Administrative Agent (acting at the direction of the Required Lenders).

Section 6.2. Notices. All demands, notices and communications required hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or electronic mail as follows: (a) if to the Seller at the following address: 100 Clark Street, Suite 200, St. Charles, Missouri 63301, Attention: Diana Gould, Facsimile: (636) 940-6044; (b) if to the Purchaser at the following address: c/o AMERICAN RAILCAR INDUSTRIES, INC., 100 Clark Street, Suite 200, St. Charles, Missouri 63301, Attention: Michael Obertop, Facsimile: (636) 940-6044; (c) if to the Servicer, at the following address: AMERICAN RAILCAR LEASING, LLC, 100 Clark Street, Suite 201, St. Charles, Missouri 63301, Attention: Steve Unger Facsimile: (636) 940-6044; and (d) if to the Administrative Agent, at the following address: c/o FIFTH THIRD BANK, 38 Fountain Square Plaza, Cincinnati Ohio 45263, Attention: Loan Syndications/Judy Huls, Facsimile: (513) 534-0875, or such other address(es) as shall be designated by such party in a written notice delivered to the other parties hereto.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile or electronic mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

Section 6.3. Merger and Integration. Except as specifically stated otherwise herein, this Agreement and the other Loan Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement and the other Loan Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 6.4. Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 6.5. Governing Law; Jurisdiction; Etc. (A) GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE, OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED ON, ARISING OUT OF, OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(B) JURISDICTION. EACH OF THE SELLER AND THE PURCHASER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE OTHER PARTY HERETO IN ANY WAY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS RELATING HERETO IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE PURCHASER OR SELLER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE OTHER PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(C) WAIVER OF VENUE. EACH OF THE SELLER AND THE PURCHASER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN SECTION 6.5(B) ABOVE. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(D) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

Section 6.6. Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.7. Binding Effect: Assignability. (a) This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and assigns; provided, however, that Seller may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Purchaser and the Administrative Agent (acting at the direction of the Required Lenders). The Purchaser may assign as collateral security all of its rights hereunder to the Administrative Agent, and such assignee shall have all rights of the Purchaser under this Agreement (as if such assignee were the Purchaser hereunder).

(b) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time when all Obligations are paid in full.

Section 6.8. Third Party Beneficiaries. Each of the parties hereto hereby acknowledges that the Purchaser has assigned as collateral security all of its rights under this Agreement to the Administrative Agent (for the benefit of the Lenders) under the Credit Agreement, and the Seller hereby consents to such assignment and agrees that the Administrative Agent (for the benefit of the Lenders) shall be a third party beneficiary of this Agreement and may exercise the rights of the Purchaser hereunder and shall be entitled to all of the rights and benefits of the Purchaser hereunder to the same extent as if it were party hereto.

In addition, whether or not otherwise expressly stated herein, all representations, warranties, covenants and agreements of the Seller in this Agreement or in any document delivered by any of them in connection with this Agreement (including without limitation, in any Delivery Schedule), shall be for the express benefit of the Administrative Agent, as an express third party beneficiary, and shall be enforceable by the Administrative Agent as if such Person were a party hereto. The Seller hereby acknowledges and agrees that such representations, warranties, covenants and agreements are relied upon by the Administrative Agent and each Lender.

Section 6.9. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue in full force and effect until the payment in full of all Obligations.

Section 6.10. No Waiver, Cumulative Remedies. No delay or failure on the part of a party hereto in the exercise of any power or right under this Agreement shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The rights and remedies hereunder of the parties hereto are cumulative to, and not exclusive of, any rights or remedies which any of them would otherwise have.

Section 6.11. Waiver of Jury Trial. EACH OF THE SELLER AND THE PURCHASER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 6.16. Heading. Section headings used in this Agreement are for reference only and shall not affect the construction of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

AMERICAN RAILCAR INDUSTRIES, INC.

By:	/s/ James Cowan
Name: James Cowan
Title: President and CEO

LONGTRAIN LEASING I, LLC

By:	/s/ Dale C. Davies
Name: Dale C. Davies
Title: Sr. VP and CFO

Signature Page to Contribution and Sale Agreement